SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported): May 3, 2001



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                        1-11860                     04-3144936
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


               1370 Dell Ave., Campbell, CA        95008
        (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (408) 866-8300


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Item 4. Change in Registrant's Certifying Accountant

         This Form 8-K/A amends the Company's Form 8-K filed on May 8, 2001 to include Exhibit 16.1, Letter of Wolf & Co. re: Change in Certified Public Accountants.


Exhibits

Exhibit Number   Description

16.1             Letter of Wolf & Co. re: Change in Certified Public Accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             FOCUS ENHANCEMENTS, INC.


Date: May 31, 2001                          BY: /s/ Gary Williams
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                                            Name:   Gary Williams
                                            Title:  Principal Financial Officer
                                                    Vice President of Finance
                                                    & CFO